UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2021 (November 19, 2021)

LOCAL BOUNTI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40125	98-1584830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 W Main St

Hamilton, MT 59840

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (406) 361-3711

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	LOCL	New York Stock Exchange
Warrants, each exercisable for one share of Common Stock for $11.50 per share	LOCL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On November 24, 2021, Local Bounti Corporation, a Delaware corporation (f/k/a Leo Holdings III Corp) (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 3.03, 5.01, 5.02, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K is being filed to amend the Original Report to include additional matters related to the transactions under Items 5.03 and 5.05 of Form 8-K.

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Domestication, the Company filed a Certificate of Domestication and Certificate of Incorporation with the Secretary of State of the State of Delaware, and the Company’s Bylaws came into effect upon such filing. The material terms of the Company’s Certificate of Incorporation and Bylaws and the general effect upon the rights of holders of the Company’s capital stock are discussed in the Proxy Statement/Prospectus in the sections titled “Proposal No. 2- Domestication Proposal” beginning on page 142 and “Proposal No. 3-Charter Proposals” beginning on page 145, which are incorporated by reference herein.

The disclosures set forth under the “Introductory Note” and in Item 2.01 of this Current Report on Form 8-K are also incorporated herein by reference. Copies of the Certificate of Incorporation and the Bylaws are included as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of the Closing, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company including the Company’s chief executive officer, chief financial officer and chief accounting officer or controller and any other persons performing similar functions.

Item 9.01	Financial Statements and Exhibits.

(c)	List of Exhibits.

Exhibit No.	Description

2.1*	Business Combination Agreement, dated as of June 17, 2021, by and among Leo Holdings III Corporation, First Merger Sub, Second Merger Sub and Local Bounti Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Commission on June 21, 2021)

3.1	Certificate of Incorporation of Local Bounti Corporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Commission on November 22, 2021)

3.2	Bylaws of Local Bounti Corporation (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Commission on November 22, 2021)

4.1	Amended and Restated Warrant Agreement, dated November 19, 2021, by and among Local Bounti Corporation and Continental (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Commission on November 22, 2021)

4.2	Specimen Warrant Certificate of the Registrant (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Commission on November 24, 2021)

4.3	Warrants, dated as of November 19, 2021, by and between Local Bounti Corporation and Cargill, Incorporated (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Commission on November 24, 2021)

10.1	Amended and Restated Registration Rights Agreement, dated as of November 19, 2021, by and among Local Bounti Corporation, Leo Holdings III Corporation and certain other parties (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Commission on November 22, 2021)

10.2	Form of Lock-up Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Commission on November 22, 2021)

10.3	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Commission on November 22, 2021)

10.4	Sponsor Agreement, dated as of June 17, 2021, by and among Leo Investors III LP, Lori Bush, Mary E. Minnick, Mark Masinter, Scott Flanders, Imran Khan, Scott McNealy, Leo Holdings III Corp, and Local Bounti Corporation. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 21, 2021)

10.5	Senior Credit Agreement dated September 3, 2021 between Cargill Financial Services International, Inc. and Local Bounti Corporation along with certain subsidiaries (incorporated by reference to Exhibit 10.2 to the Company’s Registration Statement on Form S-4, filed with the Securities and Exchange Commission on September 3, 2021)

10.6	Subordinated Credit Agreement dated September 3, 2021 between Cargill Financial Services International, Inc. and Local Bounti Corporation along with certain subsidiaries (incorporated by reference to Exhibit 10.2 to the Company’s Registration Statement on Form S-4, filed with the Securities and Exchange Commission on September 3, 2021)

10.7†	New Local Bounti 2021 Equity Incentive Plan and related forms of award agreements (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K, filed with the Securities and Commission on November 24, 2021)

10.8†	New Local Bounti Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K, filed with the Securities and Commission on November 24, 2021)

10.9†	Form of Employment Agreement with Chief Executive Officers of Local Bounti (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K, filed with the Securities and Commission on November 24, 2021)

10.10†	Form of Employment with Executive Officers (other than Chief Executive Officers) of Local Bounti (incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K, filed with the Securities and Commission on November 24, 2021)

21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Commission on November 24, 2021)

99.1	Unaudited condensed consolidated financial statements of Local Bounti Corporation, for the nine months ended September 30, 2021 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Commission on November 24, 2021)

99.2	Unaudited pro forma condensed consolidated combined financial information of Local Bounti Corporation, for the nine months ended September 30, 2021 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Commission on November 24, 2021)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*

The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon its request.

†	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Local Bounti Corporation

Date: November 24, 2021	By:	/s/ Kathleen Valiasek
	Name:	Kathleen Valiasek
	Title:	Chief Financial Officer

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